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                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 1, 1996



                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State of other jurisdiction of incorporation)



0-24548                                                               63-1120122
(Commission File Number)                 (I.R.S. Employer Identification Number)


739 West Main Street                                                       36301
Dothan, Alabama                                                       (Zip Code)
(Address of principal executive offices)



                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)



                             Total Number of Pages: 38
                       Index to Exhibits appears on Page 3
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The Form 8-K dated July 1, 1996 is amended as follows:

Item 5.  Other Events

     For the period July 1, 1996 to August 4, 1996 total unaudited revenues and net income for the Company were $25,443,000 and $2,890,000, respectively.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired

               Home Vision Entertainment, Inc. for the years ended September 30, 1993,1994, and 1995 and the nine months ended June 30, 1995 and 1996
                  Balance Sheets
                  Statements of Operations
                  Statements of Changes in Stockholders' Equity
                  Statements of Cash Flows
                  Notes to Financial Statements

         (b)  Pro forma financial information

                  Pro forma financial information includes that of the Company,
                  Home Vision  Entertainment,   Inc. and Hollywood Video, Inc.

         (c)  Exhibits

                  1.  Home Vision Entertainment, Inc. Financial Statements

                  2.  Pro Forma Financial Information

                                       1
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MOVIE GALLERY, INC.




Date:  September 16, 1996                         By:  /s/ J. Steven Roy
                                                       -----------------
                                                       J. Steven Roy
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                       2
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                                INDEX TO EXHIBITS



 1. Home Vision Entertainment, Inc. Financial Statements. . . . . . . . . . . .4

 2. Pro Forma Financial Information . . . . . . . . . . . . . . . . . . . . . 31

                                       3
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